# MEMRY

NOBLE Investor Conference

August 2007

# Disclaimer



MEMRY

This presentation contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission



MEMRY

# Why MRY?

- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value



MEMRY

# Mission Statement

**"Enabling minimally invasive and targeted therapies for the medical industry"**



# Shape Memory Alloy Technology

## A Unique Material with Enabling Properties

**Materials & Processes**

- Superelastic & Shape Memory Nitinol Alloys
  - Wire & Tube Drawing
  - Laser Cutting
  - Stent Manufacturing
  - Wire Forming
  - Surface Finishing
  - Grinding & Coating
  - Assembly

**Enabling Properties**

- Kink resistance
- Crush resistance
- Ability to recover large deformation
- Thermal Recovery
- Confined Access & Delivery
- Low Constant Uniform Forces

**Minimally Invasive & Endovascular Devices**

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MEMRY

# Polymer Extrusion Technology

## A Strategic Process Technology

### Materials & Processes

- Custom Co-Extruded Polymer Components
  - Polyurethanes
  - Nylons
  - Polyesters
  - Fluoropolymers
  - Polyimides

  - Tipping & Forming
  - Tapering
  - Grinding
  - Braiding & Coiling

### Enabling Properties

- Multi Layer
- Multi Lumen
- Coil and Braid Reinforcement
- Thin Wall
- Jacketing
- Radiopacity

**Catheter-based Minimally Invasive & Endovascular Devices**

# Non- and Minimally Invasive US Device Market


$11.0B
$7.2B
0.8
1.3
5.1
1.3
1.6
8.1
2005
2011
Orthopaedics
Surgery/Endosurgery
Cardiovascular/Thoracic
7.9%
2.5%
11.3%
2005
78.3%
Surgical Devices & Instruments
Monitoring/Imaging
Electrosurgical/Auxiliary Equipment
Robotics

(Source: *BCC Research, June 2006*)

MEMRY



# Medical Device Industry Undergoing Rapid Change

**External Drivers**

- Improving Quality of Healthcare
- Aging Population
- Stringent Regulatory Environment
- Competition & Speed to Market
- Cost Containment
- Product Innovation & Technology
- Mergers & Acquisitions
- Globalization
- Vendor Base Consolidation

**Millennium Research Group, October 2005*

MEMRY

# Created Outsourcing Industry

- Device OEMs want to focus on R&D, Technology, Sales & Marketing, Distribution and Regulatory Issues
- Device companies outsource for a variety of reasons
  - Reduce operating costs
  - Expand their portfolio of capabilities
  - Simplify supply chain logistics
  - Reduce capital expenditures
- Larger, full-service suppliers are preferred vendors to many OEMs
- Outsourcing device manufacturing operations is expected to continue to grow
  - Est'd 20% in 2005, as much as 40% projected in 2010 (source: Covington)



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# Strategy For Success

**Memry**

- **Full Suite of Capabilities**
- **Supply Chain Management**
- **Technology Leadership**
- **Rapid Turnaround**
- **Quality & Competitive Pricing**
- **Device Application Knowledge**
- **Globalization**

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# The Value Chain

$

**Finished Device**
**Subassemblies & Assemblies**
**Parts & Components**
**Semi-Finished Materials**
**Raw Materials**

| Metals | Polymers |
| --- | --- |
| Device Company<br>Stent grafts, surgical instruments, etc. | Device Company<br>Catheters, balloons, delivery systems, etc |
| Value Added Operations<br>Laser, grinding, EP, coiling, assembly, etc. | Value Added Operations<br>Tipping, grinding, braiding, coiling, assembly |
| Secondary Processing<br>Wire & Tube drawing | Secondary Processing<br>Extrusion, molding, blowing |
| Primary Processing<br>Melting, bars, redraw | Primary Processing<br>Compounding |
| Base Materials<br>Ni, Ti, Nb, etc. | Base Materials<br>Polymer pellets |

MEMRY

# Memry FY07
# By Specialty & Application


11%
8%
17%
6%
1%
57%
Vascular/Radiology
EndoSurgery
Coronary & EP
Urology/OBGYN
Others
Orthopaedics
20%
18%
6%
1%
29%
27%
Stents & Stent Grafts
Catheters
Endosurgical Instruments
Guidewires
Others
Embolic Protection

Source: Memry Corp., Estimated

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MEMRY



Neurology
ENT
Ophthalmology
Coronary & EP
Vascular/Radiology
Endosurgery
Urology/OBGyn
Orthopaedics



MEMRY

# Business Development Objectives

**Materials, Processes & Product Integration**

- High-end Processing Technologies
- Passive and Biointeractive Medical Polymers & Biomaterials
- Surface Modification & Finishing Technologies
- Integration Technologies Critical to Complete Product capability

**Market Leadership & Recognition as Leading Provider of Technology and Synergistic Solutions for Minimally Invasive & Targeted Therapy Products**



# Progress During Last Year

## Innovations & Capabilities

**FY 2007**

- Laser capability upgrade
- Introduction of V2 ultra small diameter nitinol tubing
- Addition of plasma welding capability
- Launch of new product line, Putnam Plastics Plus
- Enhanced capability of guidewire finishing and coating

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# Looking Forward

## Innovations & Capabilities

**FY 2008**

- ISO 13485:2003 Certification for all plants (completed)
- Electropolishing capability and facility upgrade
- Addition of insert molding line for catheter manufacturing
- Addition of high volume hydrophilic coating line for guidewires
- Implementation fast turnaround tubing line

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MEMRY

# Management Team

- **Robert Belcher, Chief Executive Officer**
- **Dean Tulumaris, President & Chief Operating Officer**
- **Richard Sowerby, Chief Financial Officer & Treasurer**
- **Philippe Poncet, Vice President Business Development**
- **Marcy Macdonald, Vice President Human Resources**



MEMRY

# Income Statement

| | Fiscal Year | | Nine Months Ended | |
|---|---|---|---|---|
| | 2005 A | 2006 A | 3/31/06 A | 3/31/07 A |
| Revenue | $45.0M | $52.6M | $39.3M | $38.5M |
| Gross Profit | $17.9M | $20.4M | $15.6M | $12.7M |
| Gross Margin % | 40% | 39% | 40% | 33% |
| Net Income | $2.7M b) | $2.7M a) | $1.8M a)b) | $0.3M a)b) |
| Diluted EPS | $0.10 | $0.09 | $0.06 | $0.01 |

a) Includes $1.1M of CEO retirement charges ($0.7M, net of $0.4M tax benefit).

b) Includes pre-tax incremental fees for litigation and professional fees for litigation defense and the voluntary implementation of Sarbanes-Oxley Section 404 compliance, $0.4M in 2005, $0.2M in 2006, $0.2M in the nine months ended 3/31/06 and $1.6M in the nine months ended 3/31/07.

# Revenue Growth (in millions)


$26.9
$29.9
$32.9
$34.4
$34.5
$45.0
$52.6
$51.7
2000 A
2001 A
2002 A
2003 A
2004 A
2005 A
2006 A
2007 P
Fiscal Year

MEMRY

# Nitinol Segment Quarterly Revenue


(in thousands)
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Q1 05A
Q2 05A
Q3 05A
Q4 05A
Q1 06A
Q2 06A
Q3 06A
Q4 06A
Q1 07A
Q2 07A
Q3 07A
Q4 07P



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# Polymer Segment Quarterly Revenue


(in thousands)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Q1 05A
Q2 05A
Q3 05A
Q4 05A
Q1 06A
Q2 06A
Q3 06A
Q4 06A
Q1 07A
Q2 07A
Q3 07A
Q4 07P

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# Performance Initiatives

- Invest in areas to generate revenue growth
  - Development Projects
  - New Technologies
  - Sales & Marketing

- Look for cost improvement opportunities
  - Insurance
  - SEC, Legal
  - Chemical Costs

- Achieve process efficiencies

MEMRY



# R&D Investment


(in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
$ 3.9 M
1.0
2.9
$ 5.3 M
3.4
1.9
$ 6.8 M
4.8
2.0
$ 6.5 M
4.9
1.6
2004 A*
2005 A*
2006 A
2007 P
R&D Exp
R&D COGS

** Putnam Plastics acquired in November 2004.*

MEMRY

# R&D Revenue


(in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
$1.3 M
$2.7 M
$4.2 M
$5.1 M
2004 A*
2005 A*
2006 A
2007 P
R&D Revenue
Total R&D Investment

* *Putnam Plastics acquired in November 2004.*

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# Expanding Pipeline


R&D Projects
Metals
Plastics
52
71
20
108
2005
2006
2007

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# Balance Sheet (in millions)

| | FY 2005 A | FY2006 A | March 2007A |
|---|---|---|---|
| Current Assets | $16.6 | $22.2 | $21.3 |
| Property, Plant & Equipment | 8.4 | 9.0 | 8.9 |
| Goodwill & Other Intangibles | 21.8 | 21.3 | 20.8 |
| Other Assets | 6.0 | 2.8 | 2.5 |
| **Total Assets** | **$52.8** | **$55.3** | **$53.5** |
| Current Liabilities | $8.3 | $7.9 | $11.5 |
| Notes Payable, less current maturities | 8.7 | 7.8 | 0.7 |
| Non-current Liabilities | - | 0.1 | 0.1 |
| Stockholders Equity | 35.8 | 39.5 | 41.2 |
| **Total Liabilities and Stockholders Equity** | **$52.8** | **$55.3** | **$53.5** |
| ***Total Debt*** | ***$11.4*** | ***$10.0*** | ***$6.8*** |

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# EBITDA & Adjusted Definition

In this presentation, the Company refers to EBITDA and Adjusted EBITDA, financial measures that are not recognized under accounting principles generally accepted in the United States of America ("GAAP"). The Company defines EBITDA as earnings before income taxes, interest expense, net, depreciation and amortization.

The Company defines Adjusted EBITDA as EBITDA further adjusted to exclude material non-cash items and items that may be infrequent in occurrence or, in management's view, not indicative of the Company's continuing operating performance and cash flows. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income, operating income, cash flows from operations or other traditional indications of a company's operating performance or liquidity that are derived in accordance with GAAP.

In addition, the Company's calculations of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures being disclosed by other companies, limiting their usefulness as comparative measures. The Company discloses EBITDA and Adjusted EBITDA as each is a commonly referred to financial metric used in the investing community to evaluate the performance of companies in our industry. The Company believes that disclosure of EBITDA and Adjusted EBITDA is helpful to those reviewing its performance, as EBITDA and Adjusted EBITDA provide information on the Company's ability to meet debt service, capital expenditure and working capital requirements, and management believes that EBITDA and Adjusted EBITDA are also useful indicators of the Company's operating performance. We present Adjusted EBITDA as a percentage of revenues because management believes it is a useful indicator of the Company's operating performance.

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# EBITDA (in millions)

| | Fiscal Year 2005A | Fiscal Year 2006A | Nine Months Ended 03/31/06A | Nine Months Ended 03/31/07A |
|---|---|---|---|---|
| **Revenue** | **$45.0** | **$52.6** | **$39.3** | **$38.5** |
| Net Income | $2.7 | $2.7 | $1.8 | $0.3 |
| + Income Taxes | 1.7 | 1.6 | 1.1 | 0.1 |
| + Interest Expense, Net | 1.0 | 1.1 | 0.8 | 0.6 |
| + Depreciation | 1.9 | 2.1 | 1.6 | 1.7 |
| + Amortization (a) | 0.6 | 0.7 | 0.5 | 0.5 |
| **EBITDA** | **$7.9** | **$8.2** | **$5.8** | **$3.2** |
| + Incremental Litigation and Professional Fees (b) | 0.4 | 0.2 | 0.2 | 1.6 |
| + CEO Retirement (c) | - | 1.1 | 1.1 | - |
| + Early Extinguishment of Debt (d) | 0.2 | - | - | - |
| + Equity Based Compensation (e) | 0.1 | 0.4 | 0.4 | 0.4 |
| **Adjusted EBITDA** | **$8.6** | **$9.9** | **$7.5** | **$5.2** |
| *Adjusted EBITDA* | *19.1%* | *18.8%* | *19.1%* | *13.5%* |

See explanation of footnotes on the following page

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MEMRY

# Footnotes to EBITDA

a) Amortization excludes the amortization of deferred financing costs, which is included in interest expense, net.

b) The Company incurred incremental fees for litigation and professional fees for litigation defense and the voluntary implementation of Sarbanes-Oxley Section 404 compliance.

c) Effective December 9, 2005, the Company's President and Chief Executive Officer retired from his position. In connection with the retirement, the Company recorded separation charges of $1.1 million during the year ended June 30, 2006, and the nine months ended March 31, 2006.

d) During the year ended June 30, 2005, the Company recorded a $0.2 million loss on extinguishment of debt due to the write-off of deferred financing costs of $0.1 million and a $0.1 million penalty on the prepayment of $2.5 million of its subordinated debt.

e) Equity based compensation represents non-cash items. Effective July 1, 2005, the Company adopted SFAS No. 123(R), 'Share-Based Payment' which accounts for the increase in this item for 2006.



MEMRY

# Why MRY?

- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value